Confidential
Prepared at the Direction of Counsel
For Settlement Purposes Only – Subject to FRE 408

American Eagle Energy





American Eagle Energy Corp. (NYSE MKT: AMZG)

Noteholder Presentation

March 24, 2015

TABLE OF CONTENTS

Statement of Limiting Conditions

The content and analyses contained herein are the property of American Eagle Energy Corporation (the "Company") and may not be copied or distributed without the express consent of the Company. By your receipt and review of these materials, you agree to be bound by the terms of this Statement of Limiting Conditions, as well as by the terms of your non-disclosure agreement. Many of the materials contained herein were generated at the request of certain of the Company's noteholders and are not meant to be representative of the Company's business plan.

Material non-public and/or confidential information is contained in this presentation ("Confidential Information"). Accordingly, any such Confidential Information obtained through your receipt of this presentation, and any analyses of such information, is to be considered strictly confidential and is subject to a non-disclosure agreement between the recipient and the Company. Distribution of this document or disclosure of any Confidential Information set forth herein to any party other than the intended recipient of this presentation is expressly prohibited without the prior written authorization of the Company.

In addition, these materials include certain projections and forward-looking statements generated by the Company at the request of certain of its noteholders with respect to possible future performance of the Company. Such projections and forward-looking statements reflect various assumptions of management concerning the future performance of the Company, and are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company. Accordingly, there can be no assurance that such projections or forward-looking statements will be realized. Actual results may vary from anticipated results and such variations may be material. No representation or warranties are made as to the accuracy or reasonableness of such assumptions or the projections or forward-looking statements based thereon. The forward looking statements contained herein are made as of the date hereof and the Company expressly disclaims any duty to update the information contained herein.

Only those representations and warranties that are made in a definitive written agreement relating to a transaction, when and if executed, and subject to any limitations and restrictions as may be specified in such definitive agreement, shall have any legal effect. Each recipient should make an independent assessment of the merits of pursuing a transaction and should consult its own professional advisors.

Estimates of resource potential or upside were based on internal engineers and/or review by an independent petroleum engineering firm. The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation test to be economically and legally producible under existing economic and operating conditions. We use the terms resource "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.

FORWARD LOOKING INFORMATION

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). You can identify forward-looking statements by the use of forward-looking words, such as "expects," "projects," "predicts," "believes," "plans," "anticipates," "estimates," "may," "will," "possible," "goal," "target," "should," or "intends" or the negative of those words or similar words. Forward-looking statements involve inherent risks and uncertainties regarding events, conditions, and financial trends that may affect our business, financial condition, liquidity, and results of operations. Forward-looking statements include, but are not limited to, statements about:

- speculative nature of oil and natural gas exploration, particularly in the Bakken and Three Forks formations on which we are focused;
- substantial capital requirements and ability to access additional capital;
- ability to meet our drilling and well-completion schedules;
- uncertainty of drilling results;
- results of acquisitions;
- relationships with partners and service providers;
- ability to acquire additional leasehold interests or other oil and natural gas properties;
- defects in title to our leasehold interests or other oil and natural gas properties;
- inability to manage growth in our business;
- ability to control properties that we do not operate;
- lack of geographic diversification;
- competition in the oil and natural gas industry;
- global financial conditions;
- oil and natural gas realized prices;
- ability to market and distribute oil and natural gas produced;
- seasonal weather conditions;
- government regulation of the oil and natural gas industry, including potential regulations affecting hydraulic stimulation and environmental regulations, such as climate change regulations; and
- uninsured or underinsured risks.

We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks, contingencies, and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, results actually achieved may differ materially from expected results in these statements. Forward-looking statements speak only as of the date they are made. We do not undertake, and specifically disclaim, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements, other than as may be required by applicable law or regulation. Readers are urged not to place undue reliance on these forward-looking statements. Readers are also urged to review carefully and to consider the various disclosures made by us in our reports filed with the SEC, which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operations, and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.



A. Introduction

Highly-Experienced Management Team

Management and Technical Team

Richard Findley
Chairman of the Board
35+ years experience

Brad Colby
President and Chief Executive Officer
30+ years experience

Tom Lantz
Chief Operations Officer
35+ years experience

Kirk Stingley
Chief Financial Officer
25+ years experience

Steve Dillé
Land Manager
30+ years experience

Richard Pershall
Operations Manager
30+ years experience

Marty Beskow
VP of Capital Markets and Strategy
20+ years experience

Management Biographies

Brad Colby – President / CEO

- 30+ years experience in E&P development with technical background in engineering and geology
- Experienced in asset acquisition, development and drilling joint ventures
- Strong business background combined with technical background results in skilled leadership

Tom Lantz – COO

- In 2001, led development team that drilled the first Middle Bakken well in Williston Basin while at Halliburton's Integrated Solutions Group, first combination of horizontal drilling with hydraulic stimulation for shale oil
- Led the drilling and completion of hundreds of wells in Williston Basin since 2001
- 35 years of experience as reservoir engineer and operations management at Phillips Petroleum, Halliburton and Enerplus

Kirk Stingley – CFO

- CFO since 2012, having served with the company providing financial consulting services beginning in 2008.
- Extensive experience providing audit and consulting services to public companies active in the exploration, development and operation of oil and gas properties

Richard (Dick) Findley – Chairman

- 35+ years experience working with Williston Basin geology
- Credited with discovering the Elm Coulee in the Williston Basin in 1990s
- Awarded AAPG Explorer of the Year in 2006 and Texas A&M University Michael Halbouty Medal

Richard Pershall – Operations Manager

- Development team at Halliburton drilling Middle Bakken wells with horizontal stimulated wells
- Led the drilling and completion of hundreds of wells in Williston Basin since 2001
- Petroleum engineer with over 30 years experience at Halliburton, Schlumberger, BJ Services and Kerr McGee

Marty Beskow – Vice President of Capital Markets and Strategy

- 20+ years experience in finance and capital markets
- Previously VP of Finance and Capital Markets for Williston Basin focused E&P company Experienced in identifying and successfully capitalizing fast growth E&P companies

Steve Dillé – Land Manager

- 30+ years experience in O&G industry business development activities
- Extensive experience in A&D transactions
- Manages all aspects of land department
- Comprehensive business planning and financial skills

TRANSFORMATION INTO A LEADING WILLISTON BASIN OPERATOR


American Eagle Energy
BAYTEX
Samson
cenovus
Sheridan
North Dakota
Divide
Burke
OASIS
SM ENERGY
Williams
Mountrail
Canada
Montana
North Dakota

* July 2014: SM Energy acquired Baytex Divide and Williams County assets.

August 2014 $175 million senior secured notes issuance:

- Refinance of Morgan Stanley credit facility
- Net proceeds after debt refinance, fees, interest and hedge loss of $39.9 million
- Working capital deficit of $26.1 million as 6/30/2014
- Net capital of $13.8 million after working capital deficit

Select statistics at issuance[1]:

- Proved PV-10 of $336 million, Proved Developed PV-10 of $195 million
- Collateral coverage of 1.9x and 1.1x on Proved PV-10 and Proved Developed PV-10 / debt basis, respectively

2003 → **Present**

- AMZG was originally incorporated in 2003 under the name of Golden Hope Resources, which 2 years later was changed to Eternal Energy Corp. by way of a merger with their wholly owned subsidiary

- In June 2010, the Company entered the Spyglass Project with a purchase of 6,200 net acres
- The current incarnation of AMZG was created with the 2011 acquisition of American Eagle Energy, Inc., by Eternal Energy Corp.

- On November 20, 2013, American Eagle successfully listed their stock on the NYSE MKT under the symbol "AMZG"

- During March 2014, AMZG acquired 8,240 net acres for $47 MM and an additional 7,760 net acres for $11 MM in the Spyglass Area
- Closed on senior secured revolving credit facility and $175 MM in senior secured notes in August 2014

- In January 2015, AMZG closed on the sale of certain non-core, non-operated working interests for $10 MM
- Continue to drive value through defined drilling plans, leverage operational efficiencies and evaluate optimal capital structure and liquidity alternatives

(1) Based on mid-year Ryder Scott reserve report as of 6/30/14 assuming average constant realized prices of $89.22/barrel and $5.08 per Mcf for natural gas.

WTI Crude Oil & Peer Share Price Index Pricing Chart

	Current	LTM High	LTM Low
WTI Crude Oil	$48.43	$106.83	$44.45
AMZG Peer Share Price Index	49.21	134.29	34.97


$110
$100
$90
$80
$70
$60
$50
$40
$30
WTI $ per bbl.
130
110
90
70
50
30
Peer Group Index Value
3/24/2014
4/29/2014
6/4/2014
7/10/2014
8/14/2014
9/19/2014
10/24/2014
12/1/2014
1/7/2015
2/12/2015
3/20/2015
WTI Crude Oil
AMZG Peer Group Share Price Index Value

Note: AMZG peer group includes AMEX:EOX, AMEX:TPLM, AMEX:NOG, NYSE:OAS, NYSE:WLL; the share price index value is weighted by market cap.

Stock & Bond Pricing Chart

	YTM	Current	LTM High	LTM Low	Rating
11% Senior Notes 2019	51.46%	31.62	99.30	29.60	Ca/D
AMZG Share Price		$0.20	$7.47	$0.16	


$10
$8
$6
$4
$2
$0
Stock Price
$100
$80
$60
$40
$20
$0
Bond Price
March 10, 2014
Announces Offering of
Common Stock
March 3, 2014
Announces 2013 Reserve
Increase of 135%
August 27, 2014
Closing of Credit Facility and
$175mm of Senior Secured Notes
December 31, 2014
Suspended 2015
operated drilling budget
January 27, 2015
Announces sale of
certain non-core
assets
March 2, 2015
Announces operations
and reserves update
and guidance
3/3/2014
4/2/2014
5/2/2014
6/1/2014
7/1/2014
7/31/2014
8/30/2014
9/29/2014
10/29/2014
11/28/2014
12/28/2014
1/27/2015
2/26/2015
3/28/2015
NYSEMKT: AMZG - Share Price
11% Senior Notes 9/1/2019
Earnings Release



B. Business Overview

RESERVE SUMMARY – SEC PRICING

Reserves Overview

- *Total 1P reserves of 15.5 Mmboe with a PV-10 of $277 million by December 31, 2014 based on SEC pricing*

	Net Proved Reserves as of December 31, 2014			
Category	Oil (Mbbls)	Gas (Mmcf)	Total (Mboe)	PV-10 ($MM)
PDP	5,031	4,480	5,778	$165
PDNP	465	341	522	$14
Total Proved Developed	**5,496**	**4,821**	**6,300**	**$179**
PUD(1)	8,184	5,999	9,184	$99
Total proved (1P)(2)	**13,680**	**10,820**	**15,483**	**$277**
Probable reserves	2,525	1,846	2,833	$20
Total proved + probable reserves (2P)	**16,205**	**12,666**	**18,316**	**$298**

1P Reserves By Reserve Category


PDP
37%
PUD
59%
PDNP
3%
Total:
15.5 Mmboe

1P Reserves By Commodity


Gas
12%
Oil
88%
Total:
15.5 Mmboe

1P PV-10 By Reserve Category


PUD
36%
PDP
59%
PDNP
5%
Total:
$277 MM

Source: Based on 12/31/2014 Ryder Scott reserve report using SEC pricing for oil and natural gas in calculating PV-10 value. Numbers may not add due to rounding.

Notes: Not adjusted for non-core assets that were sold in January 2015.

(1) The reserves that will be listed in the 10-K for PUDs have been reduced by 50% versus the 100% of PUDs disclosed in the 3/2/2015 press release and tables/charts above. Net revenue and working interests in the future wells that comprise PUDs were reduced due to the uncertainty regarding sufficient capital to support the current development plan.

(2) Total MBoe and PV-10 for our PUD reserves were reduced to 4,592 (4,092 Mbbls of oil and 3,000 Mmcf of gas) and $49.5 MM, respectively.

Reserve Summary – Recent Oil Prices

Reserves Overview

- *Total 1P reserves of 8.9 Mmboe with a PV-10 of $102 million estimated as of January 31, 2015, based on recent oil pricing of $53/bbl*

	Net Proved Reserves as of January 31, 2015			
Category	Oil (Mbbls)	Gas (Mmcf)	Total (Mboe)	PV-10 ($MM)
PDP	4,497	4,040	5,170	$92
PDNP	425	310	477	$7
Total Proved Developed	4,922	4,350	5,647	$99
PUD	2,884	2,108	3,236	$3
Total proved (1P)	7,807	6,458	8,883	$102
Probable reserves	1,268	926	1,422	$1
Total proved + probable reserves (2P)	9,074	7,384	10,305	$103

1P Reserves By Reserve Category


PUD
36%
PDP
58%
Total:
8.9 Mmboe
PDNP
5%

1P Reserves By Commodity


Gas
11%
Total:
8.9 Mmboe
Oil
89%

1P PV-10 By Reserve Category


PDNP
7%
PUD
3%
Total:
$102 MM
PDP
90%

Source: Based on December 31, 2014 Ryder Scott reserve report. Oil price forecast based on $53/barrel ($43/barrel net to the Company after an estimated $10/barrel differential discount) for 2015 and recent futures oil prices using an estimated $8/barrel differential discount for periods thereafter and SEC pricing for natural gas in calculating Pre-Tax PV-10. Numbers may not add due to rounding. Adjusted for non-core assets that were sold in January 2015.

Reconciliation of BOE

Reserves Rollforward (BOE Basis)

	SEC Pricing (100% of PUDs)[1]		
	Oil (Mbbls)	Gas (Mmcf)	Total (Mboe)
Proved Reserves at 12/31/2013	**12,109**	**8,652**	**13,550**
Revisions	(2,430)	(1,423)	(2,667)
Extensions & Discoveries	3,861	2,686	4,309
Purchases of Reserves in Place	1,051	948	1,209
Sales of Reserves in Place	(148)	(1)	(148)
Production	(763)	(42)	(770)
Proved Reserves at 12/31/2014	**13,680**	**10,820**	**15,483**

Note: Based on the Ryder Scott reserve reports for 12/31/2013 and 12/31/2014 using SEC pricing. The 100% PUD reserves scenario for 12/31/2014 was represented in the Company's 8-K filing dated 3/3/2015. Not adjusted for non-core assets that were sold in January 2015. Numbers may not add due to rounding.

(1) The 50% PUD reserves scenario for 12/31/2014 will be represented in the Company's upcoming 10-K filing. Not adjusted for non-core assets that were sold in January 2015.

Operated Well Results

Summary By Well Type

		Target	Lateral	Avg. Daily Rates (BOE) 30	60	90	365	1 Year Cum
22 Wells	Average [1]	Three Forks	Long	379	332	308	227	82,957
7 Wells	Average	Bakken	Long	285	250	237	193	70,369
12 Wells	Average [2]	Three Forks	Short	290	252	240	164	59,888
3 Wells	Average [3]	Bakken	Short	273	242	219	170	61,904

#	Date	Well	Target	Lateral Ft.	Avg. Daily Rates (BOE) 30	60	90	365	1 Year Cum
56	TBD	Shelley Lynn (2-well p.)	Bakken	6,131	Drilled & Awaiting Completion				
55	TBD	Byron (2-well pad)	Bakken	9,282	Drilled & Awaiting Completion				
54	Dec-14	Huffman [4]	Three Forks	9,974	261	276			
53	Nov-14	Rick	Three Forks	5,604	267	220	198		
52	Oct-14	Donald (F)	Three Forks	10,064	312	256	244		
51	Sep-14	Skjermo	Three Forks	9,688	411	345	294		
50	Sep-14	Massive St. (4-well p.)	Three Forks	6,149	322	271	254		
49	Sep-14	Iver (4-well pad)	Bakken	9,543	295	203	173		
48	Sep-14	Crestone St. (4-well p.)	Three Forks	5,997	250	235	220		
47	Sep-14	George (4-well pad)	Three Forks	9,533	380	343	316		
46	Aug-14	Eli [4]	Bakken	10,052	405	375	368		
45	Jul-14	James	Three Forks	9,492	366	312	282		
44	Jul-14	Annie	Three Forks	6,112	216	188	173		
43	Jun-14	Shelly [5]	Three Forks	6,102	95	85	70		
42	Jun-14	La Plata State (C) [5]	Three Forks	9,605	68	57	49		
41	Jun-14	Richard	Three Forks	10,158	195	199	190		
40	Jun-14	Murielle	Three Forks	9,950	367	339	290		
39	May-14	Ella (F)	Three Forks	9,716	343	303	301		
38	May-14	Warren	Bakken	9,534	178	174	170		
37	Apr-14	Haugen (F) [6]	Three Forks	9,677	91	84	81		
36	Apr-14	Braelynne (C) [7]	Bakken	6,012	68	54	52		
35	Mar-14	Blackwatch (C) [7]	Bakken	6,023	194	141	147		
34	Mar-14	Harvard State	Bakken	9,924	190	173	162		
33	Mar-14	Uncompahgre St.	Bakken	5,885	233	192	165		
32	Mar-14	Taylor (F)	Bakken	9,915	358	306	285		
31	Feb-14	Janice	Bakken	9,473	276	237	219		
30	Feb-14	Tangedal	Three Forks	5,784	363	309	297		
29	Feb-14	Lynda	Three Forks	5,534	353	314	295	195	71,212

#	Date	Well	Target	Lateral Ft.	Avg. Daily Rates (BOE) 30	60	90	365	1 Year Cum
28	Nov-13	Bryce (F)	Three Forks	9,851	399	369	321	197	71,775
27	Nov-13	Erling (F)	Bakken	5,633	192	175	159	88	32,179
26	Oct-13	Kent (C) [7]	Bakken	6,011	177	178	170	89	32,426
25	Oct-13	Lauren (C) [7]	Bakken	6,055	119	109	106	68	24,910
24	Sep-13	Elbert State	Three Forks	5,424	344	247	237	170	62,003
23	Sep-13	Roberta	Three Forks	9,615	408	343	312	205	74,800
22	Sep-13	Lester	Three Forks	5,321	226	208	196	128	46,622
21	Sep-13	Albert	Three Forks	9,928	357	291	276	195	71,325
20	Jul-13	Frances	Three Forks	9,509	222	218	209	152	55,404
19	Jun-13	Axel [7]	Three Forks	5,882	178	164	144	75	27,406
18	May-13	Mona Johnson	Three Forks	6,166	240	205	204	103	37,471
17	May-13	Hagberg	Three Forks	5,457	283	255	255	170	62,032
16	May-13	Myrtle	Bakken	9,258	296	284	285	193	70,369
15	Apr-13	Karen [7]	Three Forks	5,909	108	87	85	50	18,336
14	Apr-13	Terri Lynn	Three Forks	5,671	234	231	227	159	57,975
13	Mar-13	Dewitt State	Three Forks	9,622	346	310	268	160	58,553
12	Mar-13	Stanley	Three Forks	9,849	347	308	291	210	76,828
11	Feb-13	Christianson Bros.	Bakken	5,392	394	358	332	251	91,629
10	Feb-13	Muzzy	Three Forks	9,787	398	371	348	235	85,904
9	Feb-13	Violet	Three Forks	10,124	465	346	339	255	92,988
8	Dec-12	Megan	Three Forks	9,930	543	431	414	292	106,404
7	Dec-12	Haagenson	Three Forks	9,324	504	444	406	278	101,606
6	Nov-12	Silas [7]	Bakken	5,874	199	175	162	99	36,095
5	Oct-12	Elizabeth	Three Forks	5,950	380	343	328	224	81,902
4	Oct-12	Anton	Three Forks	9,386	508	414	372	249	90,787
3	Jul-12	Coplan	Three Forks	7,470	346	325	294	227	82,993
2	Jun-12	Cody	Three Forks	9,283	373	333	315	243	88,665
1	May-12	Christianson	Three Forks	9,535	480	433	377	283	103,367

(1) Average excludes results from 2 Three Forks long lateral wells #37 and #42.
(2) Average excludes results from 3 Three Forks short lateral wells #15, #19 and #43.
(3) Average excludes results from 5 Bakken short lateral wells #6, #25, #26, #35 and #36.
(4) 100% slickwater completion.
(5) Remedial completion during 4Q2014 to correct problems with faulty sleeves.
(6) Furthest western well developed in 163N/103W.
(7) Lower production in confined area of NE Spyglass on 1 ½ DSUs. No future development plans.

(F) Form-Out Agreement well.
(C) Carry Agreement well.

THREE FORKS AND BAKKEN WELL ECONOMICS OVERVIEW (RYDER SCOTT)

Ryder Scott Assumption Implications [1]

Three Forks	Bakken
30% IRR	23% IRR
32 month payback	38 month payback
$2.8 MM per well PV-10	$2.0 MM per well PV-10
350 Mboe EUR	325 Mboe EUR

Long Lateral Ryder Scott Type Curve


Three Forks - Enhanced Completion (2)
Three Forks
Bakken
BOE / Day
500
450
400
350
300
250
200
150
100
50
-
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Months

Cost Reduction and Completion Enhancement

- Focused on reducing drilling and completion costs from $5.9 MM (per Ryder Scott reserve report) to $5.0 MM and potentially $4.6 MM
- Anticipate ~20% improved production with enhanced well completions
- North Dakota has reduced severance tax rate to 7.5% [3] to improve well economics during low oil price environment

Long Lateral Well Economics – Ryder Scott

Assumptions:	Three Forks	Bakken
Well Costs ($MM)	$5.9	$5.9
LOE ($/Boe)	$12.51	$13.60
Production Tax (%)	11.1%	11.1%
% Oil	89%	89%
NYMEX Oil Price ($/Bo)	$94.99	$94.99
Disount Differential ($/Bo)	($12.63)	($12.63)
Realized Oil Price ($/Bo)	$82.36	$82.36
Realized Gas Price ($/Mcf)	$5.08	$5.08
B-Factor	1.2	1.1
1st Year Decline (%)	61.0%	63.0%
EUR (MBoe)	350	325
PV-10 ($MM)	$2.8	$2.0
IRR (%)	30%	23%
Payback (Months)	32	38

(1) Based on Ryder Scott reserve report assumptions for Three Forks and Bakken long laterals; Ryder Scott used SEC benchmark pricing of $94.99/barrel and $4.35/mcf.
(2) Enhanced well completion design.
(3) In the event of a prolonged period of lower prices (e.g. $55), North Dakota could extend the relief.

THREE FORKS WELL ECONOMICS SENSITIVITY (MANAGEMENT ESTIMATES)

Three Forks Well Economics [(1)]

Assumptions:	$5.9 MM CWC	$5.0 MM CWC	$4.6 MM CWC
Well Costs ($MM)	$5.9	$5.0	$4.6
LOE ($/Boe)	$12.51	$12.51	$12.51
Production Tax (%)	11.1%	11.1%	11.1%
% Oil	89%	89%	89%
NYMEX Oil Price ($/Bo)	$95.00	$95.00	$95.00
Disount Differential ($/Bo)	($10.00)	($10.00)	($10.00)
Realized Oil Price ($/Bo)	$85.00	$85.00	$85.00
Realized Gas Price ($/Mcf)	$5.08	$5.08	$5.08
B-Factor	1.2	1.2	1.2
1st Year Decline (%)	61.0%	61.0%	61.0%
EUR (MBoe)	350	350	350
PV-10 ($MM)	$3.2	$4.1	$4.5
IRR (%)	33%	48%	58%
Payback (Months)	30	22	19

Three Forks Well IRR Sensitivity


IRR (%)
58%
$4.6 MM CWC
$5.0 MM CWC
$5.9 MM CWC
40%
26%
33%
15% (18%)(3)
7% (9%)(3)
23%
15%
8% (10%)(3)
2% (3%)(3)
$55
$65
$75
$85
$95
NYMEX WTI Oil Price4 ($/Barrel)

Three Forks Well Economics – Enhanced [(2)]

Assumptions:	$5.9 MM CWC	$5.0 MM CWC	$4.6 MM CWC
Well Costs ($MM)	$5.9	$5.0	$4.6
LOE ($/Boe)	$12.51	$12.51	$12.51
Production Tax (%)	11.1%	11.1%	11.1%
% Oil	89%	89%	89%
NYMEX Oil Price ($/Bo)	$95.00	$95.00	$95.00
Disount Differential ($/Bo)	($10.00)	($10.00)	($10.00)
Realized Oil Price ($/Bo)	$85.00	$85.00	$85.00
Realized Gas Price ($/Mcf)	$5.08	$5.08	$5.08
B-Factor	1.2	1.2	1.2
1st Year Decline (%)	61.0%	61.0%	61.0%
EUR (MBoe)	420	420	420
PV-10 ($MM)	$5.1	$6.0	$6.4
IRR (%)	50%	72%	87%
Payback (Months)	22	16	14

Three Forks Well IRR Sensitivity - Enhanced [(2)]


IRR (%)
87%
$4.6 MM CWC
$5.0 MM CWC
$5.9 MM CWC
61%
40%
50%
23% (28%)(3)
11% (14%)(3)
35%
23%
13% (16%)(3)
5% (7%)(3)
$55
$65
$75
$85
$95
NYMEX WTI Oil Price4 ($/Barrel)

(1) Company estimates based on Ryder Scott assumptions and refined by management's assessment of current market conditions.
(2) Enhanced well completion design.
(3) Estimated IRR in parentheses based on 7.5% North Dakota severance tax.
(4) NYMEX WTI Oil price/barrel assumes flat/static pricing for the duration of the project.



C. Financial Overview

COST REDUCTION INITIATIVES

Well Development and Infrastructure Improvements

2015 Well Development Plan

- No material CapEx is projected until the oil price and service cost environment come into balance

Infrastructure Improvements Lower Cost Structure

- Higher LOE costs in 2014 due to electronic submersible pumps that were expensive to operate and higher chemical costs
- Full utilization of the installed salt water disposal pipelines, arrival of the electrical infrastructure and conversion of submersible pumps to more cost efficient rod pumps will reduce LOE expenses to a likely range of $15 to $17 per BOE
- Transportation costs likely to further decline $1.50-$2.50/Boe as additional pipeline infrastructure is built out; 30%-50% of water is still trucked to the Salt Water Disposal facility
- Exploring options to connect to a crude oil gathering system in the area

Hypothetical Cost Structure

- *Modest CapEx for growing production with reduced well costs and enhanced production*


$50
$40
$30
$20
$10
$-
Cash Cost ($/Boe)
2014
2015
2016
2017
G&A excl. Share-Based Comp
Production Tax
LOE

Note: Increase in G&A $/Boe is a result of declining production assuming pro forma annual G&A expense of $5mm for 2016 and beyond.

Peer Cost Analysis

	American Eagle Energy		Small Cap Bakken peers			Large Cap Bakken peers	
			Emerald Oil	Triangle	Northern Oil & Gas Inc. (Non-operator)	Oasis Petroleum	Whiting
	*Pro-forma 2015**		*LTM 2014 Figures*				
Realized Price ($/Boe)	$80.55	$80.55	$82.40	$81.16	$73.83	$79.06	$74.65
LOE ($/Boe)	16.00	19.74	15.87	9.97	9.66	10.19	11.89
Production Taxes ($/Boe)	8.90	8.90	8.50	9.33	7.58	7.73	6.05
Cash G&A ($/Boe)	6.49	7.84	10.60	13.20	3.05	5.55	3.69
Unlevered Cash Margin ($/Boe)	**$49.16**	**$44.07**	**$47.43**	**$48.66**	**$53.54**	**$55.59**	**$53.02**

**Assumes mid point of LOE guidance of $15.00 - $17.00/Boe per AMZG's 8-k filing dated 3/3/2015; Production taxes per Boe assumed to be the same as LTM 2014; Assumes pro-forma normalized annual G&A expense of $5mm.*
Note: Peer cost data sourced from Canaccord Genuity research; Peer data is LTM as of 12/31/2014, except Triangle as of 1/31/2015.

CASH FLOW RECONCILIATION

3Q14 & 4Q14 Cash Flow Reconciliation

Cash Flow Reconciliation	3Q2014	4Q2014
Beg. Cash	**$22.2**	**$48.8**
Revenue	17.1	14.5
Production Expenses (LOE)	(3.7)	(6.0)
Production Taxes (Severance Tax)	(2.0)	(1.6)
G&A Expense - Exclusing Share-based Comp.	(1.7)	(1.6)
Realized Gain (Loss) on Derivatives	(0.8)	2.6
EBITDA	**9.1**	**7.9**
Capital Expenditure - Operated Wells	(30.6)	(18.5)
Capital Expenditure - Non-Op Wells	(1.6)	(1.3)
Capital Expenditure - Acreage	(0.7)	(1.9)
Sale of Canadian Assets	1.8	0.0
Total Capital Expenditures	**(31.1)**	**(21.7)**
Net Proceeds from 11% Senior Secured Notes due 2019	167.3	
Payoff Morgan Stanley	(113.5)	
Payment of Deferred Loan Costs to Morgan Stanley	(3.8)	
Other bond issuance costs	(1.1)	
Fees for 1st Lien Credit Facility	(0.8)	
Interest Paid to Morgan Stanley	(1.9)	
One-time Loss on Sale of Hedges	(6.4)	
Net Proceeds from Notes Offering	**39.9**	
One-time Gain on Sale of Hedges	0.0	11.5
Change in Accounts Receivable	3.3	8.3
Change in Accounts Payable and Accruals (excluding accrued interest)	5.7	(28.8)
Change in Other Misc: Mostly Current & Non-cur. Assets & Liabilities	(0.2)	(0.1)
Ending Cash	**$48.8**	**$25.9**

August 2014 $175 million senior secured notes issuance:

- Refinance of Morgan Stanley credit facility
- Net proceeds after debt refinance, fees, interest and hedge loss of $39.9 million
- Working capital deficit of $26.1 million as of 6/30/2014
- Net capital of $13.8 million after working capital deficit

Working Capital Overview

($ in millions)	6/30/2014	12/31/2014	2/28/2015
Cash	**$22.2**	**$25.9**	**$19.0**
Accounts Receivable	$21.2	$9.5	$11.7
Total Current Assets	**$43.4**	**$35.5**	**$31.0**
Vendor Payables & Accruals	$53.6	$32.5	$24.0
Royalties & Revenues Payable	$8.0	$9.8	$5.7
Accrued Interest	$0.0	$6.6	$9.8
Closing Fees Payable to MS	$3.8	$0.0	$0.0
Other Accrued Liabilties	$0.1	$0.1	$0.0
Derivative Liability	$4.0	$0.0	$0.0
Total Current Liabilities	**$69.5**	**$49.1**	**$39.5**
Net Working Capital	**($26.1)**	**($13.6)**	**($8.5)**



D. Bondholder Requested & Hypothetical Scenarios

LIQUIDITY SUMMARY – STATUS QUO

- ***Assumptions:*** *No new capital; no CapEx; interest payment made in March*

(US$ millions)	Mar-15E	Apr-15E	May-15E
EBITDAR [(1)]	**$ 0.5**	**$ 0.5**	**$ 0.5**
Less: Cap Ex	0.0	0.0	0.0
Changes in Working Capital			
Changes in Accounts Receivable	(0.7)	0.1	0.1
Changes in Vendor Payables & Accruals	(1.9)	(2.3)	(0.8)
Changes in Royalties & Revenues Payable	(1.3)	(0.8)	0.0
Changes in Net Working Capital	**($3.9)**	**($3.0)**	**($0.7)**
Unlevered Free Cash Flow	**($3.4)**	**($2.5)**	**($0.2)**
Less: Cash Interest Paid	(9.8)	0.0	0.0
Total Free Cash Flow	(13.2)	(2.5)	(0.2)
Beginning Cash Balance	19.0	5.8	3.3
Ending Cash Balance	**$5.8**	**$3.3**	**$3.1**

Note: This analysis is for illustrative purposes only. It is based solely on the above-mentioned assumptions. These forecasts are not meant to be representative of the Company's business plan. Financial and operating results may materially vary depending upon the amount of capital available to the Company.

(1) Does not include non-recurring legal and advisory fees and expenses.

Operating Summary – Illustrative Hypothetical Scenario 1

- ~$5 MM CapEx in 2015 for the Shelley Lynn and Byron well completions; no drilling CapEx in 2016 & beyond

Operating Metrics Summary	2013A	2014A	2015E	2016E	2017E
($millions except per production & acre data)					
Spyglass - Operated - Gross Wells Drilled	19	23	-	-	-
Spyglass - Operated - Net Wells Drilled	7.12	15.82	-	-	-
Average Working Interest - Operated - Drilled	37%	69%	0%	0%	0%
Spyglass - Operated - Gross Wells Producing	28	54	56	56	56
Spyglass - Operated - Net Wells Producing	13.66	32.18	34.10	34.10	34.10
Average Working Interest - Operated - Producing	49%	60%	61%	61%	61%
BOEPD Production Sales Volume	1,378	2,111	1,731	1,262	963
Total Capital Expenditures ($mil)	$122.8	$175.4	$9.4	$1.5	$0.0
LOE / BOE	13.36	19.74	18.56	15.66	14.52

Select Financial Data	2013A	2014A	2015E	2016E	2017E
Scenario A - Strip Price - WTI	98.18	91.67	51.62	63.03	66.22
Differential to WTI	(11.20)	(11.91)	(10.00)	(8.00)	(8.00)
Avg Sales Price Oil / Barrel (including settled hedges)	86.97	79.76	41.62	55.03	58.22
Revenue / BOE	$85.80	$78.59	$40.90	$53.16	$56.39
Cash-Based Total Operating Expenses / BOE	$33.64	$34.41	$31.18	$32.60	$35.23
EBITDA / BOE	$52.16	$44.17	$9.73	$20.56	$21.15
Revenue (Oil & Gas + realized G/L on derivatives)	$43.1	$60.5	$25.8	$24.6	$19.8
EBITDA	$26.2	$34.0	$6.1	$9.5	$7.4
EBITDA - CapEx	($96.6)	($141.4)	($3.3)	$8.0	$7.4
Scenario B - Higher Price - WTI	98.18	91.67	54.22	69.69	79.79
Differential to WTI	(11.20)	(11.91)	(10.00)	(8.00)	(8.00)
Avg Sales Price Oil / Barrel (including settled hedges)	88.60	81.78	44.22	61.69	71.79
Revenue / BOE	$85.80	$78.59	$43.41	$59.42	$69.13
Cash-Based Total Operating Expenses / BOE	$33.64	$34.41	$31.47	$33.32	$36.70
EBITDA / BOE	$52.16	$44.17	$11.94	$26.10	$32.43
Revenue (Oil & Gas + realized G/L on derivatives)	$43.1	$60.5	$27.4	$27.4	$24.3
EBITDA	$26.2	$34.0	$7.5	$12.1	$11.4
EBITDA - CapEx	($96.6)	($141.4)	($1.9)	$10.6	$11.4

Note: This analysis is for illustrative purposes only. It is based solely on the above-mentioned assumptions and was generated and provided at the behest of the noteholders. These forecasts are not meant to be representative of the Company's business plan. Financial and operating results may materially vary depending upon the amount of capital available to the Company, among other factors. 2015 EBITDA does not include non-recurring legal and advisory fees and expenses.

Operating Summary – Illustrative Hypothetical Scenario 2

- *Minimal CapEx to maintain flat production*

Operating Metrics Summary	2013A	2014A	2015E	2016E	2017E
($millions except per production & acre data)					
Spyglass - Operated - Gross Wells Drilled	19	23	-	4	4
Spyglass - Operated - Net Wells Drilled	7.12	15.82	-	2.80	2.80
Average Working Interest - Operated - Drilled	37%	69%	0%	70%	70%
Spyglass - Operated - Gross Wells Producing	28	54	56	60	64
Spyglass - Operated - Net Wells Producing	13.66	32.18	34.10	36.90	39.70
Average Working Interest - Operated - Producing	49%	60%	61%	61%	62%
BOEPD Production Sales Volume	1,378	2,111	1,731	1,470	1,508
Total Capital Expenditures ($mil)	$122.8	$175.4	$9.4	$15.5	$14.0
LOE / BOE	13.36	19.74	18.56	15.59	14.48

Select Financial Data	2013A	2014A	2015E	2016E	2017E
Scenario A - Strip Price - WTI	98.18	91.67	51.62	63.03	66.22
Differential to WTI	(11.20)	(11.91)	(10.00)	(8.00)	(8.00)
Avg Sales Price Oil / Barrel (including settled hedges)	88.60	81.78	41.62	55.03	58.22
Revenue / BOE	$85.80	$78.59	$40.90	$53.09	$56.21
Cash-Based Total Operating Expenses / BOE	$33.64	$34.41	$31.18	$30.99	$30.03
EBITDA / BOE	$52.16	$44.17	$9.73	$22.11	$26.18
Revenue (Oil & Gas + realized G/L on derivatives)	$43.1	$60.5	$25.8	$28.6	$30.9
EBITDA	$26.2	$34.0	$6.1	$11.9	$14.4
EBITDA - CapEx	($96.6)	($141.4)	($3.3)	($3.6)	$0.4
Scenario B - Higher Price - WTI	98.18	91.67	54.22	70.20	80.16
Differential to WTI	(11.20)	(11.91)	(10.00)	(8.00)	(8.00)
Avg Sales Price Oil / Barrel (including settled hedges)	88.60	81.78	44.22	62.20	72.16
Revenue / BOE	$85.80	$78.59	$43.41	$59.81	$69.22
Cash-Based Total Operating Expenses / BOE	$33.64	$34.41	$31.47	$31.76	$31.53
EBITDA / BOE	$52.16	$44.17	$11.94	$28.06	$37.69
Revenue (Oil & Gas + realized G/L on derivatives)	$43.1	$60.5	$27.4	$32.2	$38.1
EBITDA	$26.2	$34.0	$7.5	$15.1	$20.7
EBITDA - CapEx	($96.6)	($141.4)	($1.9)	($0.4)	$6.7

Note: This analysis is for illustrative purposes only. It is based solely on the above-mentioned assumptions and was generated and provided at the behest of the noteholders. These forecasts are not meant to be representative of the Company's business plan. Financial and operating results may materially vary depending upon the amount of capital available to the Company, among other factors. 2015 EBITDA does not include non-recurring legal and advisory fees and expenses.

Operating Summary – Illustrative Hypothetical Scenario 3

- *Modest CapEx for growing production with reduced well costs and enhanced production*

Operating Metrics Summary	2013A	2014A	2015E	2016E	2017E
($millions except per production & acre data)					
Spyglass - Operated - Gross Wells Drilled	19	23	-	10	10
Spyglass - Operated - Net Wells Drilled	7.12	15.82	-	7.00	7.00
Average Working Interest - Operated - Drilled	37%	69%	0%	70%	70%
Spyglass - Operated - Gross Wells Producing	28	54	56	65	75
Spyglass - Operated - Net Wells Producing	13.66	32.18	34.10	40.40	47.40
Average Working Interest - Operated - Producing	49%	60%	61%	62%	63%
BOEPD Production Sales Volume	1,378	2,111	1,759	1,832	2,565
Total Capital Expenditures ($mil)	$122.8	$175.4	$9.4	$33.7	$32.2
LOE / BOE	13.36	19.74	18.54	15.54	14.47

Select Financial Data	2013A	2014A	2015E	2016E	2017E
Scenario A - Strip Price - WTI	98.18	91.67	51.64	63.03	66.22
Differential to WTI	(11.20)	(11.91)	(10.00)	(8.00)	(8.00)
Avg Sales Price Oil / Barrel (including settled hedges)	88.60	81.78	41.64	55.03	58.22
Revenue / BOE	$85.80	$78.59	$40.94	$53.16	$56.33
Cash-Based Total Operating Expenses / BOE	$33.64	$34.41	$31.04	$29.11	$26.29
EBITDA / BOE	$52.16	$44.17	$9.90	$24.05	$30.03
Revenue (Oil & Gas + realized G/L on derivatives)	$43.1	$60.5	$26.3	$35.6	$52.7
EBITDA	$26.2	$34.0	$6.4	$16.1	$28.1
EBITDA - CapEx	($96.6)	($141.4)	($3.1)	($17.6)	($4.1)
Scenario B - Higher Price - WTI	98.18	91.67	54.29	70.62	80.26
Differential to WTI	(11.20)	(11.91)	(10.00)	(8.00)	(8.00)
Avg Sales Price Oil / Barrel (including settled hedges)	88.60	81.78	44.29	62.62	72.26
Revenue / BOE	$85.80	$78.59	$43.49	$60.28	$69.48
Cash-Based Total Operating Expenses / BOE	$33.64	$34.41	$31.33	$29.93	$27.81
EBITDA / BOE	$52.16	$44.17	$12.16	$30.35	$41.68
Revenue (Oil & Gas + realized G/L on derivatives)	$43.1	$60.5	$27.9	$40.4	$65.0
EBITDA	$26.2	$34.0	$7.8	$20.4	$39.0
EBITDA - CapEx	($96.6)	($141.4)	($1.6)	($13.3)	$6.8

Note: This analysis is for illustrative purposes only. It is based solely on the above-mentioned assumptions and was generated and provided at the behest of the noteholders. These forecasts are not meant to be representative of the Company's business plan. Financial and operating results may materially vary depending upon the amount of capital available to the Company, among other factors. 2015 EBITDA does not include non-recurring legal and advisory fees and expenses.

Spyglass Project Operating Area

- *A majority of the Company's wells target the Bakken and Three Forks formations*


Saskatchewan
North Dakota
164N 103W
164N 102W
164N 101W
163N 103W
163N 102W
163N 101W
Legend
Middle Bakken Wells
Three Forks Wells
AMZG Leasehold
AMZG "Proved" Area
Operators
Samson Resources
Crescent Point Energy
Mountain Divide
Murex Petroleum
SM Energy
Bakken Wells
Three Forks Wells